Exhibit 10.1

Execution Copy

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (herein called this “Amendment”) dated as of February 3, 2014, by and among DEVON ENERGY CORPORATION, a Delaware corporation (the “U.S. Borrower”), DEVON NEC CORPORATION, a Nova Scotia unlimited company, and DEVON CANADA CORPORATION, a Nova Scotia unlimited company (the “Canadian Borrowers” and, together with the U.S. Borrower, the “Borrowers”), BANK OF AMERICA, N.A., individually and as administrative agent (the “Administrative Agent”), and the Lenders party to this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Administrative Agent and the Lenders entered into that certain Credit Agreement effective as of October 24, 2012 as amended by that certain Extension Agreement dated as of September 3, 2013 (the “Original Agreement”), for the purpose and consideration therein expressed, whereby the Lenders became obligated to make loans to the Borrowers as therein provided; and

WHEREAS, the Borrowers, the Administrative Agent and the Lenders party to this Amendment desire to amend the Original Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the Loans which may hereafter be made by the Lenders to the Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE 1.

DEFINITIONS AND REFERENCES

1.01. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

1.02. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this section.

“Amendment” means this First Amendment to the Original Agreement.

“Credit Agreement” means the Original Agreement as amended hereby.

ARTICLE 2.

AMENDMENT

2.01. Amendment to Section 1.01 (Defined Terms). Section 1.01 of the Original Agreement is hereby amended as follows:

(a) The definition of “Permitted Liens” is hereby amended by (i) deleting the word “and” at the end of clause (x), (ii) adding new clause (y) set forth below, (iii) renumbering existing clause (y) as clause (z), and (iv) replacing the reference to “(x)” in clause (z) with “(y)”.

“(y) (i) Liens on the assets of the Crosstex Entities and Former Crosstex Entities securing obligations permitted by Section 9.01(o); and”

(b) The following definitions are hereby added in alphabetical order as follows:

“Crosstex Entity” means, from and after the Crosstex Issuance Date, EnLink Midstream, LLC (formerly known as New Public Rangers, L.L.C.) and each of its Subsidiaries (including Crosstex Energy, Inc. and Crosstex Energy, L.P. and their respective Subsidiaries), in each case so long as such entity is not a wholly-owned Subsidiary of a Borrower.

“Crosstex Issuance Date” means the date common units of EnLink Midstream, LLC (formerly known as New Public Rangers, L.L.C.) are issued to the public stockholders of Crosstex Energy, Inc., provided that such date occurs no later than September 30, 2014.

“Former Crosstex Entity” means an entity that was a Crosstex Entity but subsequently ceases to be a Crosstex Entity because it became a wholly owned Subsidiary of a Borrower.

“Term Loan Agreement” means the Credit Agreement, dated as of December 16, 2013, among the U.S. Borrower, Morgan Stanley Senior Funding, Inc., as administrative agent, and lenders that are parties thereto, as the same may be from time to time amended, supplemented, modified, extended, renewed or restructured, or refinanced or replaced by any credit facility or loan in an aggregate principal amount exceeding $150,000,000 that refinances or replaces at least a majority of the principal amounts outstanding at the time of such refinancing or replacement.

2.02. Amendment to Section 8.12 (Additional Guarantors). Section 8.12 of the Original Agreement is hereby amended by adding the following new sentence at the end thereof.

To the extent any Domestic Subsidiary of the U.S. Borrower that is not a Guarantor becomes a guarantor under the Term Loan Agreement (or any credit facility or loan or related credit facilities or loans in an aggregate principal amount exceeding $150,000,000 that refinance or replace at least a majority of the principal amounts outstanding at the time of the refinancing or replacement of the Term Loan Agreement), it shall cause such Domestic Subsidiary to become a Guarantor in accordance with this Section.

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2.03. Amendment to Section 9.01 (Indebtedness). Section 9.01 of the Original Agreement is hereby amended by (i) deleting the word “and” at the end of clause (n), (ii) adding the following new clause (o), and (iii) renumbering existing clause (o) as clause (p).

(o) (1) Indebtedness of the Crosstex Entities, as the same may be amended, supplemented or modified from time to time or extended, renewed, restructured, refinanced or replaced, in each case that is nonrecourse to the Borrowers and their Restricted Subsidiaries (other than the Crosstex Entities), and (2) Indebtedness of any Former Crosstex Entity that was incurred while such entity was a Crosstex Entity as the same may be amended, supplemented or modified from time to time or extended, renewed, restructured, refinanced or replaced (so long as the aggregate principal amount thereof is not increased, except for the purpose of paying any prepayment premium or any fees and expenses incurred in connection with such extension, renewal, restructuring, refinancing or replacement) after such entity ceased to be a Crosstex Entity, in each case that is nonrecourse to the Borrowers and their Restricted Subsidiaries (other than the Crosstex Entities and Former Crosstex Entities that became liable on such Indebtedness while they were Crosstex Entities); and

2.04. Amendment to Section 10.01(e) (Events of Defaults). Section 10.01(e) of the Original Agreement is hereby amended by inserting the following immediately after clause (ii) and before the semicolon: “, or (iii) fails to duly pay, after the expiration of any and all grace periods, any Indebtedness constituting principal or interest owed by it with respect to borrowed money under the Term Loan Agreement”.

ARTICLE 3.

CONDITIONS TO EFFECTIVENESS

3.01. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) when the Administrative Agent shall have received (i) this Amendment duly executed and delivered by the Borrowers, the Administrative Agent and the Required Lenders and (ii) the Consent and Agreement attached hereto duly executed and delivered by Devon Financing Company, L.L.C.

ARTICLE 4.

REPRESENTATIONS AND WARRANTIES

4.01. Representations and Warranties of the Borrowers. In order to induce each Lender to enter into this Amendment, each Canadian Borrower represents and warrants to each Lender with respect to the following matters applicable to it and its Subsidiaries that, and the U.S. Borrower represents and warrants to each Lender with respect to all of the following matters that:

(a) The representations and warranties contained in Article 7 of the Credit Agreement and the other Loan Documents made by it are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

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(b) Each Borrower is duly authorized to execute and deliver this Amendment and is duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Each Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of such Borrower hereunder.

(c) The execution and delivery by each Borrower of this Amendment, the performance by such Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (A) any Law, (B) the Organization Documents of such Borrower, or (C) any agreement, judgment, license, order or permit applicable to or binding upon such Borrower unless such conflict would not reasonably be expected to have a Material Adverse Effect, (ii) result in the acceleration of any Indebtedness of such Borrower which would reasonably be expected to have a Material Adverse Effect, or (iii) result in or require the creation of any Lien upon any assets or properties of such Borrower which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by such Borrower of this Amendment or to consummate any transactions contemplated by this Amendment, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

(d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of each Borrower, enforceable in accordance with its terms, except as limited by Debtor Relief Laws.

(e) No Default exists on the Effective Date.

ARTICLE 5.

MISCELLANEOUS

5.01. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects and shall remain in full force and effect. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement, as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Original Agreement or any other Loan Document nor constitute a waiver of any provision of the Original Agreement or any other Loan Document.

5.02. Survival of Agreements. All representations, warranties, covenants and agreements of the Borrowers herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Loan Party hereunder or under the Original Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, such Loan Party under this Amendment and under the Original Agreement.

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5.03. Loan Documents. This Amendment is a Loan Document, and all provisions in the Original Agreement pertaining to Loan Documents apply hereto.

5.04. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the state of New York; provided that the Administrative Agent and each Lender shall retain all rights arising under federal law.

5.05. Counterparts. This Amendment maybe separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or in electronic form shall be effective as the delivery of a manually executed counterpart.

5.06. Ratification of Canadian Guaranty of Devon Energy Corporation. Devon Energy Corporation, a Delaware corporation, hereby (i) ratifies and confirms the Canadian Guaranty effective as of October 24, 2012 made by it for the benefit of the Administrative Agent and the Canadian Lenders, (ii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iii) agrees that such Canadian Guaranty shall remain in full force and effect.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

DEVON ENERGY CORPORATION, as the U.S. Borrower and a Guarantor

By:	/s/ David G. Harris
Name: David G. Harris
Title: Vice President, Corporate Finance and
Treasurer

DEVON NEC CORPORATION, as a Canadian Borrower

By:	/s/ David G. Harris
Name: David G. Harris
Title: Treasurer

DEVON CANADA CORPORATION, as a Canadian Borrower

By:	/s/ David G. Harris
Name: David G. Harris
Title: Treasurer

Signature Page to First Amendment to Credit Agreement

CONSENT AND AGREEMENT

Devon Financing Company, L.L.C., a Delaware limited liability company, hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty effective as of October 24, 2012 (the “Guaranty”) made by it for the benefit of the Administrative Agent and the Lenders, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the Guaranty shall remain in full force and effect.

DEVON FINANCING COMPANY, L.L.C.

By:	/s/ David G. Harris
Name: David G. Harris
Title: Vice President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Angelo M. Martorana
Angelo M. Martorana
Assistant Vice President

BANK OF AMERICA, N.A., by its Canada Branch, as Administrative Agent

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

BANK OF AMERICA, N.A.,
as a Lender, a U.S. L/C Issuer, and a U.S. Swing Line Lender

By:	/s/ Joseph F. Scott
Name:Joseph F. Scott
Title:Director

Signature Page to First Amendment to Credit Agreement

BANK OF AMERICA, N.A., by its Canada Branch, as a Canadian Lender, a Canadian L/C Issuer, and a Canadian Swing Line Lender

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender and a U.S. L/C Issuer

By:	/s/ Debra Hrelja
Name: Debra Hrelja
Title: Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Lender and a Canadian L/C Issuer

By:	/s/ Debra Hrelja
Name: Debra Hrelja
Title: Vice President

ROYAL BANK OF CANADA, as a Lender, a U.S. L/C Issuer, a Canadian Lender, and a Canadian L/C Issuer

By:	/s/ Jim Allred
Name: Jim Allred
Title: Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC, as a Lender, a U.S. L/C Issuer, a Canadian Lender and a Canadian L/C Issuer

By:	/s/ David Syle
Name: David Syle
Title: Authorised Signatory

Signature Page to First Amendment to Credit Agreement

BARCLAYS BANK PLC, as a Lender, a U.S. L/C Issuer, a Canadian Lender and a Canadian L/C Issuer

By:	/s/ May Huang
Name: May Huang
Title: Assistant Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Mark Oberreuter
Name: Mark Oberreuter
Title: Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as a Lender

By:	/s/ Daria Mahoney
Name: Daria Mahoney
Title: Authorized Signatory

By:	/s/ William M. Reid
Name: William M. Reid
Title: Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE, as a Canadian Lender

By:	/s/ Joelle Chatwin
Name: Joelle Chatwin
Title: Executive Director

By:	/s/ Kevin McConnell
Name: Kevin McConnell
Title: Executive Director

CITIBANK, N.A., as a Lender

By:	/s/ Mason McGurrin
Name: Mason McGurrin
Title: Vice President

Signature Page to First Amendment to Credit Agreement

CITIBANK, N.A., CANADIAN BRANCH, as a Canadian Lender

By:	/s/ Gordon DeKuyper
Name: Gordon DeKuyper
Title: Managing Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Michael Spaight
Name: Michael Spaight
Title: Authorized Signatory

By:	/s/ Jean-Marc Vauclair
Name: Jean-Marc Vauclair
Title: Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

By:	/s/ Heidi Sandquist
Name: Heidi Sandquist
Title: Director

DEUTSCHE BANK AG CANADA BRANCH, as a Canadian Lender

By:	/s/ Paul Uffelmann
Name: Paul Uffelmann
Title: Vice President

By:	/s/ Scott Lampard
Name: Scott Lampard
Title: Chief Country Officer

Signature Page to First Amendment to Credit Agreement

EXPORT DEVELOPMENT CANADA, as a Lender

By:	/s/ Trevor Mulligan
Name: Trevor Mulligan
Title: Asset Manager

By:	/s/ Richard Leong
Name: Richard Leong
Title: Asset Manager

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A., as a Lender and a Canadian Lender

By:	/s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

THE BANK OF NOVA SCOTIA, as a Lender, a Canadian Lender, and a Canadian L/C Issuer

By:	/s/ Terry Donovan
Name: Terry Donovan
Title: Managing Director

UBS LOAN FINANCE LLC, as a Lender and a Canadian Lender

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

By:	/s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

Signature Page to First Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Jeffrey
Name: Patrick Jeffrey
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, CANADA BRANCH, as a Canadian Lender

By:	/s/ Joseph Rauhala
Name: Joseph Rauhala
Title: Principal Officer

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Gabriela Ramirez
Name: Gabriela Ramirez
Title: Assistant Vice Presiden

BANK OF MONTREAL, as a Lender and a Canadian Lender

By:	/s/ James V. Ducote
Name: James V. Ducote
Title: Managing Director

UMB BANK, N.A., as a Lender

By:	/s/ Frank A. Sewell
Name: Frank A. Sewell
Title: President, Oklahoma City

Signature Page to First Amendment to Credit Agreement